UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

Item 2.01                      Completion of Acquisition or Disposition of Assets

Effective February 10, 2011, the Registrant (“North Bay”) executed an agreement (the “Agreement”) to sell a number its mineral claims in the Slocan Mining District of British Columbia, Canada, to Yardley Mountain Gold Corp (“Yardley”) for the aggregate sum of $93,000 USD.

The Agreement provides that Yardley shall pay to North Bay $10,000 USD within ten (10) days of execution of the Agreement, $33,000 USD within three (3) months of the date of the Agreement, and $50,000 USD on or before June 25, 2011.  Upon receipt of the initial $10,000 payment, North Bay shall transfer to Yardley the claims identified in Schedule A of the Agreement as “Bosun Fr”, “Democrat RCG”, “Democrat RCG 2”, “Daybreak RCG”, “Corinth RCG”, and “Mammoth SW”.  Upon receipt of the second payment of $33,000 by North Bay, North Bay shall transfer to Yardley the claims identified in Schedule A of the Agreement as the “Silver Leaf Property”, “Joan”, and “Meteor”.  Upon receipt of the final payment of $50,000 by North Bay, North Bay shall transfer to Yardley all of the remaining claims in Schedule A of the Agreement that had not been previously transferred.  North Bay has further agreed to maintain all of the claims in good standing through July 1, 2011.

This is an arms-length transaction, and there is no family or other relationship with any affiliate of Yardley Mountain Gold Corp. with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with this Agreement.

The above described executed Agreement is attached hereto and incorporated by reference as Exhibit 10.1

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

10.1	Slocan Property Sale Agreement with Yardley Mountain Gold Corp dated February 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC. (Registrant)

Dated: February 14, 2011	By:	/s/ Perry Leopold
Perry Leopold
Chief Executive Officer